UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549


                           AMENDMENT NO. 3 TO
                                FORM 8-K
                   (Amending Form 8-K filed on July 14, 2000,
             as amended by Form 8-K/A filed on September 11, 2000
                    and Form 8-K/A filed on April 23, 2001)

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2000
                                                 -----------------

                     APPLIED DIGITAL SOLUTIONS, INC.
------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


      Missouri                       000-26020       43-1641533
------------------------------------------------------------------------
      (State or other jurisdiction   (Commission     (IRS Employer
      of incorporation)              File Number)    Identification No.)

      400 Royal Palm Way, Suite 410, Palm Beach, Florida    33480
------------------------------------------------------------------------
      (Address of principal executive officers)             (Zip Code)

Registrant's telephone number, including area code: 561-805-8000
                                                   ---------------------

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

     On July 14, 2000 the Registrant, Applied Digital Solutions, Inc. filed a Current Report on Form 8-K reporting the acquisition of Computer Equity Corporation. On September 11, 2000, the Registrant filed an amendment to such report on Form 8-K/A to provide certain updated financial statements and pro forma financial information. On April 23, 2001, the Registrant filed a second amendment to such report on Form 8-K/A providing updated financial statements and pro forma financial information. By this amendment, the Registrant is further updating the pro forma financial information previously provided. The pro forma financial information contained herein does not include balance sheet information because this information is reflected in the Registrant's annual report on Form 10-K, as amended, for the 2000 fiscal year. The pro forma financial information set forth below has been updated through December 31, 2000, the most recent date for which information is available.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of business acquired

             Audited consolidated financial statements of Computer Equity Corporation for the years ended February 29, 2000 and February 28, 1999 are attached as Exhibit 99.2 hereto. Unaudited consolidated financial statements of Computer Equity Corporation for the three months ended May 31, 2000 and 1999 are attached as Exhibit 99.3 hereto.

        (b)  Pro forma financial information

             Pro forma financial information is attached as Exhibit 99.4 hereto.

        (c)  Exhibits

             99.2 Audited consolidated financial statements of Computer Equity Corporation for the years ended February 29, 2000 and February 28, 1999
             99.3 Unaudited consolidated financial statements of Computer Equity Corporation for the three months ended May 31, 2000 and 1999
             99.4  Pro forma financial information

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

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLIED DIGITAL SOLUTIONS, INC.
                              (Registrant)

Date: April 24, 2001                  /s/ Jerome C. Artigliere
     --------------------     ------------------------------------------
                                      Chief Financial Officer


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